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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          ________________________


                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of Earliest Event Reported) September 30, 1996


                           MICHAELS STORES, INC.
             (Exact Name of Registrant as Specified in Charter)



   Delaware                      0-11822                75-1943604
  (State of                    (Commission            (IRS Employer
incorporation)                 File Number)        Identification No.)


         8000 Bent Branch Drive
         Irving, Texas                                     75063-6041
         P.O. Box 619566
         DFW, Texas                                        75261-9566
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)

     Registrant's telephone number, including area code:  (972) 409-1300


               5931 Campus Circle Drive, Irving, Texas 75063
               ----------------------------------------------
               (Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

     Effective October 1, 1996, Michaels Stores, Inc. (the "Company") adopted the amended and restated Michaels Stores, Inc. Employees 401(K) Plan (the "Amended 401(K) Plan"). A copy of the Amended 401(K) Plan is attached hereto as Exhibit 99.2. The Company is also filing herewith (i) as Exhibit 99.1, a copy of the Michaels Stores, Inc. Employees 401(K) Plan effective as of February 1, 1994 (the "Prior 401(K) Plan"), which is in the form approved by the Internal Revenue Service by determination letter dated September 17, 1996 and (ii) as Exhibit 99.3, a copy of the Company's Trust Agreement by and between the Company and Wachovia Bank of North Carolina, N.A. (the "Trust Agreement"). Each of the Amended 401(K) Plan, the Prior 401(K) Plan and the Trust Agreement are hereby incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b)  Not applicable.

(c)      Exhibits Required by Item 601 of Regulation S-K.

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------
            99.1        Michaels Stores, Inc. Employees 401(k) Plan (As
                        Amended and Restated Effective February 1, 1994).

            99.2 Michaels Stores, Inc. Employees 401(k) Plan (As Amended and Restated Effective October 1, 1996).

            99.3        Michaels Stores, Inc. Employees 401(k) Trust.










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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.


                                       By:    /s/  R. DON MORRIS
                                          ------------------------------------
                                       Name:   R. Don Morris
                                       Title:  Executive Vice President and
                                                Chief Financial Officer
Date:  September 30, 1996





















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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
- -------     ----------------------
99.1        Michaels Stores, Inc. Employees 401(k) Plan (As
            Amended and Restated Effective February 1, 1994).

99.2        Michaels Stores, Inc. Employees 401(k) Plan (As
            Amended and Restated Effective October 1, 1996).

99.3        Michaels Stores, Inc. Employees 401(k) Trust.




















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